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                                                                     Exhibit 4.2


                                WARRANT AGREEMENT

            WARRANT AGREEMENT, dated as of August 22, 2002, by and between Orbital Sciences Corporation, a Delaware corporation (the "COMPANY"), and U.S. Bank, N.A., as warrant agent (the "WARRANT AGENT").

                                    RECITALS

            WHEREAS, the Company proposes to issue warrants (the "WARRANTS") initially exercisable to purchase up to 122.23 shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK" and, the Common Stock issuable upon exercise of the Warrants being referred to herein as the "WARRANT SHARES");

            WHEREAS, the Warrants are being issued in connection with the offering (the "OFFERING") by the Company of 135,000 Units (the "UNITS"), each consisting of $1,000 principal amount at maturity of the Company's 12% Second Priority Secured Notes due 2006, Series A (the "NOTES") and one Warrant initially exercisable to purchase 122.23 Warrant Shares at an exercise price of $3.86 per Warrant Share; and

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance of Warrant Certificates (as defined) and other matters as provided herein.

            NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.  CERTAIN DEFINITIONS.

            As used in this Agreement, the following terms shall have the following respective meanings:

            "144A GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend that will be issued in an amount equal in total to the amount of Warrants sold in reliance on Rule 144A.

            "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control
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with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary that apply to such transfer or exchange.

            "BUSINESS DAY" means any day other than a Legal Holiday.

            "CHANGE OF CONTROL" has the meaning set forth in the Indenture.

            "CLOSING DATE" means the date hereof.

            "COMMISSION" means the Securities and Exchange Commission.

            "DEFINITIVE WARRANTS" means, individually and collectively, each of the Warrants issued in definitive form in accordance with Sections 3.1(b) and
3.5 hereof, substantially in the form of Exhibit A hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto).

            "DEPOSITARY" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of the Indenture.

            "EVENT OF DEFAULT" has the meaning set forth in the Indenture.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXERCISE DATE" means the earliest of (i) th date on which a shelf registration statement with respect to the Warrants and Warrant Shares is declared effective under the Securities Act or (ii) the date on which the Warrants and the Warrant Shares are freely transferable pursuant to Rule 144(k).


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            "EXERCISE PRICE" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $3.86 per share, subject to adjustment from time to time pursuant to Section 8 hereof.

            "GLOBAL WARRANTS" means, individually and collectively, each of the Warrants issued in global form, in accordance with Sections 3.1(b) and 3.5 hereof, substantially in the form of Exhibit A attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto), and registered in the name of, the Depositary or its nominee.

            "GLOBAL WARRANT LEGEND" means the legend set forth in Section 3.5(g)(ii), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

            "HOLDER" means a Person who is listed as the registered or record holder of Warrants, Warrant Shares and any other securities issued or issuable with respect to the Warrants or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            "INDENTURE" means the indenture, dated the date hereof, by and among the Company, the Guarantor (as set forth in the Indenture) and U.S. Bank, N.A., as trustee relating to the Notes.

            "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Warrant through a Participant.

            "INITIAL PURCHASERS" means Jefferies & Company, Inc. and Jefferies/Quarterdeck, LLC.

            "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

            "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, or the city in which the principal corporate trust office of the Trustee is located, or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.


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            "MANDATORY SEPARATION DATE" means the earliest of (i) the date on which a registration statement with respect to a registered exchange offer for the Notes is declared effective under the Securities Act or (ii) the date on which a shelf registration statement with respect to the Notes or the Warrants and Warrant Shares is declared effective under the Securities Act.

            "OFFERING" means the offering by the Company of the Units.

            "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice-President of such Person.

            "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

            "PARTICIPANT" means, with respect to the Depositary, a Person who has an account with the Depositary.

            "PERSON" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, limited liability partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

            "PROSPECTUS" means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments and all material incorporated by reference into such Prospectus.

            "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 3.5(g)(i) to be placed on all Warrants issued under this Warrant Agreement except where otherwise permitted by the provisions of this Warrant Agreement.

            "PURCHASE AGREEMENT" means that certain purchase agreement, dated as of August 9, 2002 by and among the Company, the Guarantor (as set forth in the Purchase Agreement) and the Initial Purchasers pursuant to which the Company agreed to issue and sell the units, of which the Warrants form a part, to the Initial Purchasers.


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            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "REGISTRABLE SECURITIES" shall mean the Warrants, the Warrant Shares and any other securities issued or issuable with respect to the Warrants or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization that may not be sold without restriction under federal or state securities law.

            "REGISTRATION STATEMENT" means "registration statement," as such term is defined in Section 2(a)(8) of the Securities Act.

            "RESTRICTED DEFINITIVE WARRANT" means a Definitive Warrant bearing the Private Placement Legend.

            "RESTRICTED GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend, including, without limitation, the 144A Global Warrant and the Rule 501 Global Warrant.

            "RULE 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission.

            "RULE 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

            "RULE 501 GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend that will be issued in an amount equal in total to the amount of Warrants sold to institutional "accredited investors" withing the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHELF REGISTRATION" means a Registration Statement filed for the offer and sale of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act relating to the Registrable Securities.

            "TRUSTEE" means the trustee under the Indenture.

            "UNRESTRICTED GLOBAL WARRANT" means a Global Warrant representing a series of Warrants that do not bear the Private Placement Legend.


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            "UNRESTRICTED DEFINITIVE WARRANT" means one or more Definitive
Warrants that do not bear and are not required to bear the Private Placement Legend.

            "WARRANT REGISTRATION RIGHTS AGREEMENT" means the Warrant Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Initial Purchasers, setting forth certain registration obligations of the Company with respect to the Warrants and the Warrant Shares.

            All definitions herein (whether set forth herein directly or by reference to definitions in other documents) shall be equally applicable to both the singular and the plural forms of the terms defined. The words "hereof," "herein" or "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Article and section references are to articles and sections of this Agreement unless otherwise specified. The term "including" shall mean "including without limitation."

SECTION 2.  APPOINTMENT OF WARRANT AGENT.

            The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts such appointment.

SECTION 3.  ISSUANCE OF WARRANTS; WARRANT CERTIFICATES.

      3.1   FORM AND DATING.

            (a) General.

            The Warrants shall be substantially in the form of Exhibit A hereto (the "WARRANT CERTIFICATES"). The Warrants may have additional notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of the countersignature of the Warrant Agent.

            The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

            (b) Global and Definitive Warrants.


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            Global Warrants shall be substantially in the form of Exhibit A attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Definitive Warrants shall be substantially in the form of Exhibit A attached hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto).

            Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with written instructions given by the Holder thereof as required by Section 3.5 hereof.

      3.2   EXECUTION.

            An Officer shall sign the Warrants for the Company by manual or facsimile signature.

            If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

            A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

            The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "WARRANT COUNTERSIGNATURE ORDER"), countersign Warrants for original issue up to the number stated in the recitals hereto.

            The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.


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      3.3   WARRANT REGISTRAR.

            The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("WARRANT REGISTRAR"). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Registrars. The term "Warrant Registrar" includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any Holder. The Company shall notify the Warrant Agent in writing of the name and address of any agent not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

            The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Warrants.

            The Company initially appoints the Warrant Agent to act as the Warrant Registrar with respect to the Global Warrants.

      3.4   HOLDER LISTS.

            The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders.

      3.5   TRANSFER AND EXCHANGE.

            (a) Transfer and Exchange of Global Warrants.

            A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent written notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary, (ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive


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Warrants which the Company will provide to the Warrant Agent and delivers a written notice to such effect to the Warrant Agent or (iii) an Event of Default under the Indenture of which an officer of the Warrant Agent has actual notice has occurred and is continuing and the Warrant Registrar has received a request from DTC to issue Definitive Warrants. Upon the occurrence of any of the events in clauses (i), (ii) or (iii) above of this Section 3.5(a), Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent in writing. Global Warrants also may be exchanged or replaced, in whole or in part, as provided in Sections 3.6 and 3.7 hereof. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 3.5(a); provided, however, that beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 3.5(b) or (c) hereof.

            (b) Transfer and Exchange of Beneficial Interests in the Global Warrants.

            The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Warrants shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                (i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to Persons who will take delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Warrant may be delivered to Persons who will take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Registrar to effect the transfers described in this Section 3.5(b)(i).

                (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrants. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest


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      in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant representing the number of Warrants equal to the number of Warrants represented by the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Registrar containing information regarding the Person in whose name such Definitive Warrant shall be registered. Upon effectiveness of the Registration Statement by the Company in accordance with Section 3.5(f) hereof, the requirements of this Section 3.5(b)(ii) shall be deemed to have been satisfied upon receipt by the Warrant Registrar of a certification required by the Company in connection with such Registration Statement delivered by the Holder of such beneficial interests in the Restricted Global Warrants. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Agreement and the Warrants or otherwise applicable under the Securities Act, the Warrant Agent shall adjust the principal amount of the relevant Global Warrant(s) pursuant to Section 3.5(h) hereof.

                 (iii) Transfer of Beneficial Interests to Another Restricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Restricted Global Warrant if the transfer complies with the requirements of Section 3.5(b)(ii) hereof and the Warrant Registrar receives the following:

                        (A) if the transferee will take delivery in the form of
            a beneficial interest in the 144A Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                        (B) if the transferee will take delivery in the form of
            a beneficial interest in the Rule 501 Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable.

                 (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be


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      exchanged by any holder thereof for a beneficial interest in an
      Unrestricted Global Warrant or transferred to a Person who will take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of Section 3.5(b)(ii) hereof and:

                        (A) such transfer is effected pursuant to a Registration
            Statement in accordance with this Agreement; or

                        (B) the Warrant Registrar receives the following:

                                    (1) if the holder of such beneficial
                        interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                    (2) if the holder of such beneficial
                        interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who will take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

            and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            If any such transfer or exchange is effected pursuant to subparagraph (A) or (B) above of this Section 3.5(b)(iv) at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of an Warrant Countersignature Order in accordance with Section 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants representing the aggregate number of Warrants equal to the aggregate number Warrants represented by the beneficial interests transferred or exchanged pursuant to such subparagraph (A) or
      (B) above.


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                 (c) Transfer and Exchange of Beneficial Interests for
Definitive Warrants.

                        (i) Beneficial Interests in Restricted Global Warrants
            to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who will take delivery thereof in the form of a Restricted Definitive Warrant, then, following satisfaction of the conditions set forth in Section 3.5(b)(ii) hereof, and upon receipt by the Warrant Registrar of the following documentation:

                        (A) if the holder of such beneficial interest in a
                  Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                        (B) if such beneficial interest is being transferred to
                  a QIB in accordance with Rule 144A, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                        (C) if such beneficial interest is being transferred to
                  an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act, a certificate from the transferor in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

                        (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (3)(a) thereof;

                        (E) if such beneficial interest is being transferred to
                  the Company or any of its Subsidiaries, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                        (F) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities


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                  Act, a certificate from the transferor in the form of Exhibit
                  B hereto, including the certifications in item (3)(c) thereof,

            the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Restricted Global Warrant to be reduced pursuant to Section 3.5(h) hereof by the number of Warrants to be represented by the Restricted Definitive Warrant, and the Company shall execute, and the Warrant Agent pursuant to Section 3.2 hereof shall countersign and deliver to the Person designated in the instructions, one or more Restricted Definitive Warrants representing the aggregate number of Warrants exchanged or transferred. Any Restricted Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(i) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through written instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Restricted Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Restricted Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                        (ii) Beneficial Interests in Restricted Global Warrants
            to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who will take delivery thereof in the form of an Unrestricted Definitive Warrant, only if the exchange or transfer complies with the requirements of Section 3.5(b)(ii) hereof and:

                            (A) such transfer is effected pursuant to the
                  Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                            (B) the Warrant Registrar receives the following:

                              (1) if the holder of such beneficial interest in a
                        Restricted Global Warrant proposes to exchange such beneficial interest for an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                        (1)(b) thereof; or


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
                              (2) if the holder of such beneficial interest in a
                        Restricted Global Warrant proposes to transfer such beneficial interest to a Person who will take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item
                        (4) thereof;

                  and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions set forth above in this paragraph 3.5(c)(ii), the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Restricted Global Warrant to be reduced pursuant to Section 3.5(h) hereof by the number of Warrants to be represented by the Unrestricted Definitive Warrant, and the Company shall execute, and the Warrant Agent pursuant to Section 3.2 hereof shall countersign and deliver to the Person designated in the instructions, one or more Unrestricted Definitive Warrants representing the aggregate number of Warrants exchanged or transferred. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(ii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through written instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Unrestricted Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(i) shall not bear the Private Placement Legend.

                        (iii) Beneficial Interests in Unrestricted Global
            Warrants to Unrestricted Definitive Warrants. If any Holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who will take delivery thereof in the form of an Unrestricted Definitive

            Warrant, then, upon satisfaction of the conditions set forth in
            Section 3.5(b)(ii) hereof, the Warrant Agent shall cause the number of Warrants represented by the Unrestricted Global Warrant to be reduced pursuant to Section 3.5(h) hereof by the number of Warrants to be represented by the Unrestricted Definitive Warrant, and the Company shall execute, and the Warrant Agent shall countersign and deliver to the Person designated in the instructions, one or more Unrestricted Definitive Warrants representing the aggregate number of Warrants exchanged or transferred. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest in an Unrestricted Global Warrant pursuant to this Section 3.5(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through written instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Unrestricted Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest in an Unrestricted Global Warrant pursuant to this Section 3.5(c)(iii) shall not bear the Private Placement Legend.

               (d) Transfer and Exchange of Definitive Warrants for Beneficial Interests.

                        (i) Restricted Definitive Warrants to Beneficial
            Interests in Restricted Global Warrants. If any Holder of a Restricted Definitive Warrant proposes to exchange such Restricted Definitive Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrant to a Person who will take delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

                            (A) if the Holder of such Restricted Definitive
                  Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                            (B) if such Restricted Definitive Warrant is being
                  transferred to a QIB in accordance with Rule 144A, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                            (C) if such Restricted Definitive Warrant is being
                  transferred to an Institutional Accredited Investor, a certificate from the transferor in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

                            (D) if such Restricted Definitive Warrant is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (3)(a) thereof;

                            (E) if such Restricted Definitive Warrant is being
                  transferred to the Company or any of its Subsidiaries, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                            (F) if such Restricted Definitive Warrant is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant, and shall cause the number of Warrants represented by the appropriate Restricted Global Warrant to be increased pursuant to
            Section 3.5(h) hereof by an amount equal to the aggregate number of Warrants represented by the Restricted Definitive Warrant.

                        (ii) Restricted Definitive Warrants to Beneficial
            Interests in Unrestricted Global Warrants. A Holder of a Restricted Definitive Warrant may exchange such Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who will take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

                            (A) such transfer is effected pursuant to a
                  Registration Statement in accordance with this Agreement; or

                            (B) the Warrant Registrar receives the following:

                              (1) if the Holder of such Restricted Definitive
                        Warrant proposes to exchange such Warrants for a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                              (2) if the Holder of such Restricted Definitive
                        Warrant proposes to transfer such Warrants to a Person who will take delivery thereof in the form of a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.5(d)(ii), the Warrant Agent shall cancel the Restricted Definitive Warrant, and shall cause the number of Warrants represented by the appropriate Unrestricted Global Warrant to be increased pursuant to Section 3.5(h) hereof by an amount equal to the aggregate number of Warrants represented by the Restricted Definitive Warrant.

                        (iii) Unrestricted Definitive Warrants to Beneficial
            Interests in Unrestricted Global Warrants. A Holder of an Unrestricted Definitive Warrant may exchange such Unrestricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Unrestricted Definitive Warrant to a Person who will take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a written request for such an exchange or transfer from the Holder, the Warrant Agent shall cancel the Unrestricted Definitive Warrant, and shall cause the number of Warrants represented by the appropriate Unrestricted Global Warrant to be increased pursuant to
            Section 3.5(h) hereof by an amount equal to the aggregate number of Warrants represented by the Unrestricted Definitive Warrant.

                        (iv) If any such exchange or transfer from a Definitive
            Warrant to a beneficial interest in an Unrestricted Global Warrant is effected pursuant to subparagraphs (ii)(B) or (iii) above of this
            Section 3.5(d) at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of an Warrant Countersignature Order in accordance with Section 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants representing the aggregate number of Warrants equal to the aggregate number of Warrants represented by the Definitive Warrants so exchanged or transferred.

               (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants.

                        (i) Upon written request by a Holder of Definitive
            Warrants and such Holder's compliance with the provisions of this
            Section 3.5(e), the Warrant Registrar shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.5(e).

                        (ii) Restricted Definitive Warrants to Restricted
            Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of a Person who will take delivery thereof in the form of a Restricted Definitive Warrant if the transfer complies with the requirements of Section 3.5(b)(ii) hereof and the Warrant Registrar receives the following:

                            (A) if the transfer will be made pursuant to Rule
                  144A, a certificate from the transferor in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                            (B) if the transfer will be made to an Institutional
                  Accredited Investor, a certificate from the transferor in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable; or

                            (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, a certificate from the transferor in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                        (iii) Restricted Definitive Warrants to Unrestricted
            Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the Holder thereof for an Unrestricted Definitive Warrant or transferred to a Person who will take delivery thereof in the form of an Unrestricted

            Definitive Warrant if the transfer complies with the requirements of
            Section 3.5(b)(ii) hereof and:

                            (A) any such transfer is effected pursuant to the
                  Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                            (B) the Warrant Registrar receives the following:

                              (1) if the Holder of such Restricted Definitive
                        Warrants proposes to exchange such Restricted Definitive Warrant for an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                              (2) if the Holder of such Restricted Definitive
                        Warrants proposes to transfer such Restricted Definitive Warrant to a Person who will take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                        (iv) Unrestricted Definitive Warrants to Unrestricted
            Definitive Warrants. A Holder of an Unrestricted Definitive Warrant may transfer such Unrestricted Definitive Warrant to a Person who will take delivery thereof in the form of an Unrestricted Definitive Warrant. Upon receipt of a written request to register such a transfer, the Warrant Registrar shall register the Unrestricted Definitive Warrant pursuant to the instructions from the Holder thereof.

                 (f) Registration Statement.

            Upon the effectiveness of a Registration Statement, the Company shall issue and, upon receipt of a Warrant Countersignature Order in accordance with Section 3.2, the Warrant Agent shall countersign (i) one or more Unrestricted Global Warrants representing the number of Warrants equal to the number of Warrants represented by the beneficial interests in the Restricted Global Warrants sold under such Registration Statement and (ii) the number of Unrestricted Definitive Warrants equal to the number of Restricted Definitive Warrants sold under such Registration Statement. Concurrently with the issuance of such Warrants, the Warrant Agent shall cause the number of Warrants represented by the applicable Restricted Global Warrants to be reduced accordingly pursuant to Section 3.5(h) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Persons designated by the Holders of Definitive Warrants so accepted Definitive Warrants in the appropriate amount.

            (g) Legends.

            The following legends shall appear on the reverse of all Global Warrants and all Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

                 (i) Private Placement Legend.

                        (A) Except as permitted by subparagraph (B) of this
            Section 3.5(g), each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF
            THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
            BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS
            SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE

            ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

                  (3)AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
            WARRANT OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                        (B) Notwithstanding the foregoing, any Global Warrant or
            Definitive Warrant issued pursuant to subparagraphs (b)(iv),
            (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) of
            this Section 3.5 (and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (ii) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

                  "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT,

        (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                      (iii) Unit Legend. Each Warrant issued prior to the Mandatory Separation Date shall bear a legend in substantially the following form:

                      "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF 135,000 UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 12% SECOND PRIORITY SECURED NOTES DUE 2006, SERIES A, OF THE COMPANY (THE "NOTES") AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE
        122.23 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY.

                      PRIOR TO THE EARLIEST OF (I) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE ACT, AND (II) THE DATE ON WHICH A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR THE WARRANTS AND WARRANT SHARES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED OR EXCHANGED SEPARATELY FROM THE NOTES AT THE OPTION OF THE HOLDER UPON NOTICE TO THE WARRANT AGENT."

               (h)    Cancellation and/or Adjustment of Global Warrants.

               At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for one or more Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or a Definitive Warrant, the number of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the written direction of the Warrant Agent to reflect such reduction;

and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or a Definitive Warrant is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in a Global Warrant, the number of Warrants represented by the Global Warrant in which such beneficial interest is received shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the written direction of the Warrant Agent to reflect such increase.

               (i)    General Provisions Relating to Transfers and Exchanges.

                      (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Registrar's request.

                      (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a Holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                      (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of beneficial interests in Global Warrants or of Definitive Warrants shall be the duly authorized, executed and issued Warrants of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

                      (iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                      (v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of
        Section 3.2 hereof.

               (j)    Facsimile Submissions to Warrant Agent.

               All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile with the original to follow immediately thereafter.

               The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.

        3.6    REPLACEMENT WARRANTS.

               If any mutilated Warrant is surrendered to the Warrant Agent or the Company and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent and any of their respective agents for purposes of the countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge for its expenses in replacing a Warrant.

               Every replacement Warrant is an additional Warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement to the same extent as the Warrant surrendered to the Warrant Agent for such replacement Warrant.

        3.7    TEMPORARY WARRANTS.

               Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall issue temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

               Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

        3.8    CANCELLATION.

               Subject to Section 3.5(h) hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

SECTION 4.     SEPARATION OF WARRANTS; TERMS OF WARRANTS;
               EXERCISE OF WARRANTS.

               (a) The Warrants will be transferable separately from the Notes immediately at the option of the Holder, upon notice to the Warrant Agent. On the Mandatory Separation Date, the Company shall notify the Warrant Agent of the mandatory separation of all Units. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised during the period commencing at the opening of business on the Exercise Date and until 5:00 p.m., New York City time, on the Expiration Date (as defined below) (the "EXERCISE PERIOD"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (i) through a "cashless" exercise in accordance with Section 4(g) hereof; (ii) in cash, by wire transfer or by certified or official bank check payable to the order of the Company; (iii) by surrendering Notes (in multiples of $1,000 only) which shall be valued at their aggregate principal amount, plus accrued and unpaid interest and liquidated damages, if any, or (iv) by a combination thereof, in each case, equal to the Exercise Price then in effect for such Warrant Shares; provided that Holders shall be able to exercise their Warrants only if a Registration Statement relating to the Warrant Shares is then in effect, or the issuance of the Warrant Shares upon exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various Holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. Each Warrant not exercised prior to 5:00 p.m., New York City time, on August 15, 2006 (the "EXPIRATION DATE") shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

               (b) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the holder thereof must deliver to the Warrant Agent at its corporate trust office set forth in Section 15 hereof the Warrant Certificate and the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate attached hereto as Exhibit A, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company, (ii) through a "cashless" exercise in accordance with
Section 4(g) hereof, (iii) by surrendering an aggregate principal amount, plus accrued and unpaid interest and liquidated damages, if any, of Notes (in multiples of $1,000 only) equal to the Exercise Price, or (iv) by a combination thereof.

               (c) Subject to the provisions of Section 5 hereof, upon compliance with Sections 4(a) and (b) above, the Warrant Agent shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants, together with cash delivered by the Company in lieu of fractional shares as provided in Section 9 hereof; provided that if a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Warrant Agent shall, as soon as possible, but in any event not later than three Business Days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such Holder is entitled hereunder, together with cash as provided in Section 9 hereof. Such certificate or certificates shall be deemed to have been issued, and any Person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares, as of the date of the surrender of such Warrants and payment of the Exercise Price.

               (d) The Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part, at any time during the Exercise Period. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and, upon receipt of a Warrant Countersignature Order in accordance with
Section 3.2, the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on the Schedule of Exchange of Interests of Global Warrants to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

               (e) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent in accordance with Section 3.8 hereof. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company in accordance with Section
3.8 hereof. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

               (f) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

               (g) A Holder shall have the right to exercise the Warrants through a "cashless" exercise, subject to compliance with this Section 4, without any payment in cash or by certified or official bank check, in which event the Company shall issue to such Holder a number of Warrant Shares computed using the formula:

                                               N x (M - E)
                                        X = -----------------
                                                    M

where:

               X      =      the number of Warrant Shares to be issued to such
                             Holder.

               N      =      the number of Warrant Shares issuable upon
                             exercise of the Warrants being exercised by such Holder.

               M     =       the Current Market Price (as defined herein) per
                             share of Common Stock on the exercise date.

               E      =      the Exercise Price.

SECTION 5.     PAYMENT OF TAXES.

               The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the

Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 6.     RESERVATION OF WARRANT SHARES.

               (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

               (b) The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase represented by the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 9 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder pursuant to Section 10 hereof.

               (c) Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any and all corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

               (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof, and issued in compliance with all applicable federal and state securities laws.

SECTION 7.     OBTAINING STOCK EXCHANGE LISTINGS.

               The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

SECTION 8.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
               WARRANT SHARES ISSUABLE.

               The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of
Section 8 and Section 10, "COMMON STOCK" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

               (a)    Adjustment for Change in Capital Stock.

               If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

               The adjustment pursuant to this Section 8(a) shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between such classes of capital stock and shall notify the Warrant Agent of such determination. After such allocation, the Exercise Price with respect to, and the number of underlying shares of, each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8. The adjustment pursuant to this Section 8(a) shall be made successively whenever any event listed above shall occur.

               (b)    Adjustment for Rights Issue.

               If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Current Market Price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                              N x P
                                          O + -----
                                                M
                               E' = E x -----------
                                            O + N

where:
               E'     =      the adjusted Exercise Price.

               E      =      the current Exercise Price.

               O      =      the number of shares of Common Stock outstanding on
                             the record date.

               N      =      the number of additional shares of Common Stock
                             issuable pursuant to such rights, options or warrants.

               P      =      the price per share of the additional shares.

               M      =      the Current Market Price per share of Common Stock
                             on the record date.

               The adjustment pursuant to this Section 8(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

               (c)    Adjustment for Other Distributions.

               If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                           M - F
                                  E' = E x -----
                                             M
where:

               E'     =      the adjusted Exercise Price.

               E      =      the current Exercise Price.

               M      =      the Current Market Price per share of Common
                             Stock on the record date mentioned below.

               F      =      the fair market value on the record date of the
                             assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company (the "BOARD OF
                             DIRECTORS").

               The adjustment pursuant to this Section 8(c) shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               This Section 8(c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this Section 8(c) does not apply to rights, options or warrants referred to in Section 8(b) hereof.

               (d)    Current Market Price.

               The "CURRENT MARKET PRICE" per security at any date of determination shall be the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if such security is not then listed or admitted to trading on any national securities exchange or quoted on a national quotation system or in the over-the-counter market, the Current Market Price shall be the Market Price on such date as set forth in paragraph (iii) of the definition thereof below.

               "MARKET PRICE" per security at any date of determination shall be the amount per security, equal to:

                      (i) the last sale price of such security on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such security is then listed or admitted to trading, or

                      (ii) if such security is not then listed or admitted to trading on any national securities exchange but is quoted on a national quotation system or in the over-the-counter market, the average of the closing bid and asked prices of such security on such date as shown by such quotation system, or

                      (iii) if such security is not then listed or admitted to trading on any national securities exchange or quoted on a national quotation system or in the over-the-counter market, the Fair Value (as defined below) per security at such date of determination.

               In Sections 8(b) and (c) hereof, the "FAIR VALUE" per security at any date of determination shall be (A) the last price per security at which such security was issued and sold by the Company in a Non-Affiliate Sale within the three-month period preceding such date of determination or (B) if clause (A) is not applicable, the fair market value of such security determined in good faith by (1) a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent, or (2) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account all factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm.

               For purposes of this Section 8(d), "DISINTERESTED DIRECTOR" means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

               For purposes of this Section 8(d), "AFFILIATE" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

               (e)    When De Minimis Adjustment May Be Deferred.

               No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under
Section 8(m).

               (f)    When No Adjustment Required.

               No adjustment need be made for a transaction referred to in
Section 8(a), (b) or (c) hereof, if Warrant Holders are to participate (without being required to exercise their Warrants) in the transaction on a basis and with written notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

               (g)    Notice of Adjustment.

               Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 10 hereof.

               (h)    Voluntary Reduction.

               The Company from time to time may reduce the Exercise Price by any amount for any period of time, if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock. Whenever the Exercise Price is reduced, the Company shall mail to Warrant Holders and the Warrant Agent a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect. A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 8(a), (b) or (c) hereof.

               (i)    Notice of Certain Transactions.

               If (i) the Company takes any action that would require an adjustment in the Exercise Price pursuant to Section 8(a), (b) or (c) hereof and if the Company does not arrange for Warrant Holders to participate pursuant to
Section 8(f) hereof, (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Section 8(j) hereof or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to Warrant Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

               (j)    Reorganization of Company.

               If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction with notice thereof to the Warrant Agent. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such transfer or lease shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8(j). The successor Company shall mail to Warrant Holders and the Warrant Agent a written notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this Section 8(j) applies, Sections 8(a), (b) or (c) hereof do not apply.

               (k)    Company Determination Final.

               Any determination that the Company or the Board of Directors must make pursuant to Section 8(a), (b), (c), (d), (e) or (f) hereof is conclusive.

               (l)    Warrant Agent's Disclaimer.

               The Warrant Agent has no duty to determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 8(j) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 8.

               (m)    When Issuance or Payment May Be Deferred.

               In any case in which this Section 8 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may, with notice thereof to the Warrant Agent, elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise based on the Exercise Price prior to such adjustment over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the adjusted Exercise Price and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 9 hereof; provided that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

               (n)    Adjustment in Number of Shares.

               Upon each adjustment of the Exercise Price pursuant to this
Section 8 (other than pursuant to Sections 8(a)(iv) and (v) and Section 8(c)), each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive, upon payment of the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                         E
                               N' = N x ---
                                         E'

where:

               N'     =      the adjusted number of Warrant Shares issuable
                             upon exercise of a Warrant by payment of the adjusted Exercise Price.

               N      =      the number of Warrant Shares previously issuable
                             upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

               E'     =      the adjusted Exercise Price.

               E      =      the Exercise Price prior to adjustment.

               Upon each adjustment of the Exercise Price pursuant to Sections 8(a)(iv) and (v) and Section 8(c), each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive, upon payment of the adjusted Exercise Price, the amount and kind of securities which such Holder would have owned immediately following such dividend, distribution or issuance if such Warrant had been exercised immediately prior to such action.

               (o)    Form of Warrants.

               Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants issued prior to or after such adjustment may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

SECTION 9.     FRACTIONAL INTERESTS.

               The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company, at its option, shall (a) pay an amount in cash equal to (i) the Market Price per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by (ii) such fraction of a Warrant Share, computed to the nearest whole U.S. cent, or (b) round up such fraction of a Warrant Share to the next full Warrant Share.

SECTION 10.           NOTICES TO WARRANT HOLDERS.

               (a)    Upon any adjustment of the Exercise Price pursuant to
Section 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the Holders of Warrants at the address appearing on the Warrant register for each such Holder written notice of such adjustment by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 10.

               (b)    In case:

                      (i) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

                      (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles or dividends payable in shares of Common Stock or distributions referred to in Section 8(a) hereof);

                      (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, lease or other transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

                      (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                      (v) the Company proposes to take any action (other than actions of the character described in Section 8(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 8 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the Holders of Warrants at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, lease, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, lease, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, lease, transfer, dissolution, liquidation or winding up, or the vote upon any action.

               (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 11.        MERGER, CONSOLIDATION OR CHANGE OF NAME
                   OF WARRANT AGENT.

               (a) Any Person into which the Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor warrant agent under the provisions of Section 13 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

               (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

SECTION 12.        WARRANT AGENT.

               The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

               (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as otherwise provided herein.

               (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

               (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

               (d) The Warrant Agent shall incur no responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, adjustments, determination, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

               (e) The Company agrees to pay to the Warrant Agent reasonable compensation (which shall include the reasonable fees and expenses of its counsel) for all services rendered by the Warrant Agent in the execution, administration, preparation, delivery and amendment of this Agreement, and to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution, administration, preparation, delivery and amendment of this Agreement. The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against the Company and defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence, wilful misconduct or bad faith. The indemnity provided in this Agreement shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear.

               (g) Except as otherwise prohibited by law, the Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person.

               (h) The Warrant Agent shall act under this Agreement solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

               (i) The Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

               (j) The Warrant Agent, in its capacity as Warrant Registrar, shall have all the rights, powers, privileges, exculpation, protections, and indemnities as are provided to the Warrant Agent under this Agreement.

SECTION 13.        CHANGE OF WARRANT AGENT.

               The Warrant Agent may resign as Warrant Agent at any time following 30 days written notice thereof to the Company. If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by any Holder of a Warrant, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The Holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment, the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 13, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

SECTION 14.        REPORTS.

               (a) Whether or not required by the rules and regulations of the Commission, so long as any Warrants are outstanding, the Company shall furnish to the Warrant Agent (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability (unless the Commission shall not accept such a filing) and, if and to the extent that such information is not accepted for filing by the SEC, make such information available to securities analysts and prospective investors upon request.

               (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports for the Warrant Agent to deliver to the Holders of the Warrants upon their request.

SECTION 15.            NOTICES TO COMPANY AND WARRANT AGENT.

               All notices, demands and other communications provided for or permitted under this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant to or on the Company shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile as follows (until another address is filed in writing by the Company with the Warrant Agent):

                      Orbital Sciences Corporation
                      21839 Atlantic Boulevard
                      Dulles, VA  20166
                      Facsimile: (703) 406-5572
                      Attention: Legal Department

               With a copy to:

                      Hogan and Hartson, L.L.P.
                      Columbia Square
                      555 13th Street N.W.
                      Washington, DC  20004
                      Facsimile: (202) 637-5910
                      Attention: James E. Showen

               In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

               All notices, demands and other communications provided for or permitted under this Agreement to be given or made by the Company or by the Holder(s) of any Warrant to the Warrant Agent shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile as follows (until another address is filed in writing by the Warrant Agent with the Company):

                      U.S. Bank, N.A.
                      180 East 5th Street
                      St. Paul, MN 55101
                      Facsimile:  (651) 244-0711
                      Attention: Corporate Trust Department

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

SECTION 16.           SUPPLEMENTS AND AMENDMENTS.

               The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders of Warrants shall require the written consent of the Holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act). The consent of each Holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement). Upon receipt of a certificate from the appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 16, and, if such supplement or amendment changes the Warrant Agent's duties, liabilities or obligations, upon the agreement of the Warrant Agent, the Warrant Agent shall execute such supplement or amendment.

SECTION 17.           SUCCESSORS.

               All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder including, without limitation and without the need for an express assignment, subsequent Holders.

SECTION 18.           TERMINATION.

               This Agreement shall terminate at 5:00 p.m., New York City time on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 12 shall survive such termination.

SECTION 19.           GOVERNING LAW.

               THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES.

SECTION 20.           BENEFITS OF THIS AGREEMENT.

               Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of Warrants. The Company agrees that the Holders of the Warrants shall be third-party beneficiaries to the agreements made hereunder by the Company and each Holder shall have the right to enforce such agreements directly to the extent it deems enforcement necessary or advisable to protect its rights hereunder.

SECTION 21.           COUNTERPARTS.

               This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                        [Signature page follows this page]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                ORBITAL SCIENCES CORPORATION


                                By: /s/ MICHAEL R. WILLIAMS
                                   -------------------------------
                                        Name:  Michael R. Williams
                                        Title: Senior Vice President and
                                               Treasurer



                                U.S. BANK, N.A., as Warrant Agent


                                By: /s/ FRANK P. LESLIE
                                   -------------------------------
                                        Name:  Frank P. Leslie
                                        Title: Vice President

                                    EXHIBIT A

                          [Form of Warrant Certificate]

                                                          135,000 Warrants
No. 1                                                     CUSIP No.

                               Warrant Certificate

                          ORBITAL SCIENCES CORPORATION

               This Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of Warrants, expiring August 15, 2006 (the "WARRANTS"), to purchase common stock, par value $.01 per share (the "COMMON STOCK"), of Orbital Sciences Corporation, a Delaware corporation (the "COMPANY"). Each Warrant initially entitles the registered holder upon exercise at any time from 9:00 a.m., New York City time, on the date immediately following the Mandatory Separation Date (as defined in the Warrant Agreement) (the "EXERCISE DATE") until 5:00 p.m., New York City time, on August 15, 2006, the Expiration Date, to receive from the Company 122.23 fully paid and nonassessable shares of Common Stock (the "WARRANT SHARES") at the initial exercise price (the "EXERCISE PRICE") of $3.86 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

               No Warrant may be exercised after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time Warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in New York, including, without limitation Sections 5-1401 and 5- 1402 of the New York General Obligations Law and Rule 327(b) of the New York Civil Practices Laws and Rules.

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below.


DATED:  August 22, 2002

                                ORBITAL SCIENCES CORPORATION



                                By:
                                   -------------------------------
                                       Name:
                                       Title:

Countersigned:
U.S. BANK, N.A.
as Warrant Agent



By:
   -------------------------------
      Authorized Signature

                        [Reverse of Warrant Certificate]

               [Unit Legend. Each Warrant issued prior to the Mandatory Separation Date shall bear the following legend on the reverse thereof:]

        THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF 135,000 UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 12% SECOND PRIORITY SECURED NOTES DUE 2006, SERIES A, OF THE COMPANY (THE "NOTES") AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 122.23 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY.

        PRIOR TO THE EARLIEST OF (I) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE ACT, AND (II) THE DATE ON WHICH A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR THE WARRANTS AND WARRANT SHARES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED OR EXCHANGED SEPARATELY FROM EACH OTHER AT THE OPTION OF THE HOLDER UPON NOTICE TO THE WARRANT AGENT.

               [Global Warrant Legend. Each Global Warrant shall bear the following legend on the reverse thereof.]

        THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

               [Private Placement Legend: Each Warrant issued pursuant to an exemption from the registration requirements of the Securities Act shall bear the following legend on the reverse thereof:]

        "THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

               (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB") OR
               (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

               (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
               (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR
               (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE

               UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

               (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on the Expiration Date, entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement, dated as of August 22, 2002 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to U.S. Bank, N.A., as warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

               Warrants may be exercised commencing at the opening of business on the Exercise Date and until 5:00 p.m., New York City time, on the Expiration Date, provided that holders shall be able to exercise their Warrants only if a Registration Statement relating to the exercise of the Warrants is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at the address set forth in Section 15 of the Warrant Agreement or at the Warrant Agent's New York corporate trust office this Warrant Certificate and the form of election to purchase included in this Warrant Certificate duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program
(MNSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Warrant Agent, and payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrant is then exercised.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company, at its option, will pay the cash value thereof determined or round to the next full share of Common Stock, as provided in the Warrant Agreement. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, or any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                     (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of Orbital Sciences Corporation, in the amount of $__________ in accordance with the terms hereof or the tender of $________ aggregate principal amount of Notes in accordance with the terms hereunder. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable upon exercise of the Warrant(s) represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of Warrants exercisable for the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such
Warrant Certificate be delivered to _______________________________ whose address is ___________________.





                                            -------------------------------
                                            Signature

Date:
       ---------------------



        ----------------------------------------
        Signature Guaranteed*






*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) such other guarantee program acceptable to the Trustee.

                    [TO BE INCLUDED ONLY ON GLOBAL WARRANTS]

                       SCHEDULE OF EXCHANGES OF INTERESTS
                               OF GLOBAL WARRANTS

The initial number of warrants evidenced by this Global Warrant is ______. The following exchanges of a part of this Global Warrant have been made:



                     Amount of                                Number of
                    Decrease in                            Warrants in this
                     Number of          Amount of           Global Warrant      Signature of
                    Warrants in     Increase in Number      Following Such       Authorized
     Date of        this Global    of Warrants in this       Decrease or         Officer of
     Exchange         Warrant         Global Warrant           Increase        Warrant Agent
----------------------------------------------------------------------------------------------

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER



Orbital Sciences Corporation
21839 Atlantic Boulevard
Dulles, VA  20166
Attention: General Counsel
Facsimile: (703) 406-5572

U.S. Bank, N.A.
180 East 5th Street
St. Paul, MN 55101
Facsimile:  (651)244-8677
Attention:  Corporate Trust Department


           RE:  WARRANTS

                  Reference is hereby made to the Warrant Agreement, dated as of August 22, 2002 (the "WARRANT AGREEMENT"), between Orbital Sciences Corporation, as issuer (the "COMPANY"), and U.S. Bank N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                  __________________, (the "TRANSFEROR") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto, in the amount of $__________ in such Warrant[s] or interests (the "TRANSFER"), to _____________________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                              [CHECK ALL THAT APPLY]

          1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

          2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RULE 501 GLOBAL WARRANT OR A DEFINITIVE WARRANT AS AN INSTITUTIONAL ACCREDITED INVESTOR. The Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, or Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrant and the requirements of the exemption claimed, which certification is supported by
(1) a certificate executed by the Transferee in a form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Warrants at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Purchase Agreement, the Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Warrant and in the Warrant Purchase Agreement and the Securities Act.

          3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A DEFINITIVE WARRANT PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR TO AN INSTITUTIONAL ACCREDITED INVESTOR. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

        (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

        (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

        (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

        4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT OR OF AN UNRESTRICTED DEFINITIVE WARRANT.

        (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

        (b) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

                       [Signature page follows this page]

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                            [Insert Name of Transferor]


                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:


Dated:
      -------------

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                             [CHECK ONE OF (a) OR (b)]

        (a)    [ ]     a beneficial interest in the:

               (i)     [ ]      144A Global Warrant, or

               (ii)    [ ]      Rule 501 Global Warrant; or

        (b)    [ ]     a Restricted Definitive Warrant.

2.  After the Transfer the Transferee will hold:

                                    [CHECK ONE]

        (a)    [ ]     a beneficial interest in the:

               (i)     [ ]      144A Global Warrant, or

               (ii)    [ ]      Rule 501 Global Warrant, or

               (ii)    [ ]      Unrestricted Global Warrant; or

        (b)    [ ]     a Restricted Definitive Warrant; or

        (c)    [ ]     an Unrestricted Definitive Warrant,

        in accordance with the terms of the Warrant Agreement.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Orbital Sciences Corporation
21839 Atlantic Boulevard
Dulles, VA  20166
Facsimile: (703) 406-5572
Attention:  General Counsel

U.S. Bank, N.A.
180 East 5th Street
St. Paul, MN 55101
Facsimile:  (651) 244-0711
Attention:  Corporate Trust Department

           RE:  WARRANTS
                              (CUSIP ____________)

               Reference is hereby made to the Warrant Agreement, dated as of August 22, 2002 (the "WARRANT AGREEMENT"), between Orbital Sciences Corporation, as issuer (the "COMPANY"), and U.S. Bank, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

               __________________________, (the "OWNER") owns and proposes to exchange the Warrant[s] or interest in such Warrant[s] specified herein, in the amount of $____________ in such Warrant[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

          1. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL WARRANT FOR UNRESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL WARRANT

        (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal principal amount, the Owner hereby certifies
        (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
        (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO UNRESTRICTED DEFINITIVE WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO UNRESTRICTED DEFINITIVE WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer,
        (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          2. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS FOR RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS

        (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO RESTRICTED DEFINITIVE WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

        (b) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] [ ] 144A Global Warrant, [ ] Rule 501 Global Warrant, in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

                       [Signature page follows this page]

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



                                            [Insert Name of Transferor]


                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

Dated:
      ------------